UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

LESLIE’S, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39667	20-8397425
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 East Indian School Road
Phoenix, Arizona		85016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 366-3999

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LESL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Repot on Form 8-K, on March 12, 2025, the stockholders of Leslie's, Inc. (the "Company") approved the Company's Seventh Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), which permits the removal of directors without cause as of the 2027 annual meeting of stockholders of the Company (the "Annual Meeting") and provides for the exculpation from liability for certain officers of the Company to the fullest extent permitted by Delaware law. On the same day, to effect such amendments, the Company filed the Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective upon its filing. The Certificate of Incorporation is filed herewith as Exhibit 3.1, and is incorporated herein by reference. The terms of the Certificate of Incorporation are further described in Appendix 1 to our Definitive Proxy Statement filed on January 27, 2025 (the “Proxy Statement”), which is incorporated herein by reference. The Certificate of Incorporation that reflects the approved amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is further incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 12, 2025, the Company held its 2025 annual meeting of stockholders (the "2025 Annual Meeting"). At the 2025 Annual Meeting, shareholders: (i) approved the (a) election of three Class I directors, each to serve for a two-year term expiring at the 2027 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation, retirement, disqualification or removal; and (b) approved the election of one Class II Directors, to serve for a one-year term expiring at the Company’s 2026 annual meeting of shareholders (the "2026 Annual Meeting") and until her successor is duly elected and qualified, or until her earlier death, resignation, retirement, disqualification or removal; (ii) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 4, 2025; (iii) approved on a non-binding basis, advisory basis, the compensation paid to the Company's named executive officers; and (iv) approved the adoption of the Seventh Amendment and Restated Certificate of Incorporation, including; (a) adoption of the Removal Amendment (as defined in the Proxy Statement), permitting the removal of directors with or without cause as of the 2027 Annual Meeting and (b) approved the adoption of the Exculpation Amendment (as defined in the proxy statement), limiting the liability of certain Company officers.

Set forth below are the votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as to each item of business at the 2025 Annual Meeting, as applicable:

(1) Election of three Class I director nominees and one Class II director nominee:

(1.01 - 1.03) Class I Nominees

Director Nominee	For	Withheld	Broker Non-Votes
Yolanda Daniel	100,636,610	51,808,000	7,739,626
Jason McDonell	152,195,849	248,761	7,739,626

Maile Naylor	152,239,429	205,181	7,739,626

(1.04) Class II Nominee

Director Nominee	For	Withheld	Broker Non-Votes
Lorna Nagler	152,191,878	252,732	7,739,626

(2) Ratification of selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2025.

For	Against	Abstain	Broker Non-Votes
158,123,192	2,047,860	13,184	-

(3) Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
149,392,819	2,423,302	628,489	7,739,626

(4) Adoption of the Seventh Amended and Restated Certificate of Incorporation of Leslie's, Inc:

(4a) Adoption of the Removal Amendment, permitting the removal of directors with or without cause as of the 2027 Annual Meeting.

For	Against	Abstain	Broker Non-Votes
150,683,630	1,546,041	214,949	7,739,616

(4b) Adoption of the Exculpation Amendment, limiting of certain Company officers.

For	Against	Abstain	Broker Non-Votes
145,029,313	6,654,655	760,652	7,739,616

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation, effective as of March 12, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LESLIE’S, INC.

By:	/s/ Benjamin Lindquist
Name:	Benjamin Lindquist
Title:	Senior Vice President, General Counsel & Corporate Secretary

Date: March 14, 2025